Prospectus Supplement

JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK FUNDS II	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK FUNDS III	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK STRATEGIC SERIES

Supplement dated March 1, 2019 to the current Prospectus, as may be supplemented

Effective March 1, 2019, the following bullet is amended in the subsection entitled “Class R6 shares” under the section entitled “CHOOSING AN ELIGIBLE SHARE CLASS”:

•	Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds and the spouses and children (under age 21) of the aforementioned

Also, effective March 1, 2019, the following disclosure is amended in the R6 “Minimum Investment” column under the section entitled “OPENING AN ACCOUNT”:

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, and members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK FUNDS II	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK FUNDS III
JOHN HANCOCK INVESTMENT TRUST

Supplement dated March 1, 2019 to the current Statement of Additional Information, as may be supplemented (the SAI)

The following information supplements and supersedes any information to the contrary contained in the SAI.

Effective March 1, 2019, the second paragraph under the “Conversion Privilege” section under the heading “ADDITIONAL SERVICES AND PROGRAMS” is amended and restated as follows:

Conversion Privilege. Provided a Fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor who purchases Class I or R6 shares of such Fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the Fund, may be afforded an opportunity to make a conversion of (i) Class A or Class C shares of the Fund also owned by the investor to Class I shares or Class R6 shares of the Fund; or (ii) Class I shares of the Fund also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.

In addition: (i) Trustees; (ii) employees of the Advisor or its affiliates; and (iii) members of a fund’s portfolio management team, and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares or, if Class R6 shares are unavailable, Class I shares of that fund.

The conversion of one share class to another share class of the same fund in the particular circumstances described above, should not cause the investor to realize taxable gain or loss. For further details, see “Additional Information Concerning Taxes” for information regarding the tax treatment of such conversions.

You should read this Supplement in conjunction with the SAI and retain it for future reference.